SUPPLEMENT TO THE CURRENT PROSPECTUS OF LORD ABBETT BOND DEBENTURE FUND, INC.
 DATED May 1, 1998, AS SUPPLEMENTED ON February 24, 1999


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                           Lord Abbett Bond-Debenture Fund, Inc.
                           Supplement dated February 24, 1999 to
                           Prospectus dated May 1, 1998

         Class P shares also are availabe for purchase in connection with a Mutual Fund Wrap-Free Program, as defined in the Fund's Prospectus.